UNIT PURCHASE AGREEMENT



     THIS  UNIT  PURCHASE  AGREEMENT  is made as of the  date  set  forth on the signature page attached hereto (the "Signature Page") between ACCUIMAGE DIAGNOSTICS CORP., a Nevada corporation (the "Company"), and the person whose name and address appear on the Signature Page to this Agreement (the "Purchaser"):

                                    RECITALS:

     WHEREAS, the Company has authorized an offering of 1,283,334 Units at $0.60 per Unit (the "Offering"), each Unit consisting of one share of the Company's Common Stock (the "Common Stock") and a warrant (the "Warrants") to purchase one share of Common Stock at an exercise price of $1.50 per share at any time during a five year term commencing on the date of issuance (the Units, the Common Stock and the Warrants comprising the Units, and the shares of Common Stock issuable upon exercise of the Warrants are hereinafter collectively referred to as the "Securities"); and

     WHEREAS, the Purchaser desires to purchase and the Company desires to sell the Units on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements herein contained and other valuable consideration, the receipt and adequacy of which the parties hereto acknowledge, the parties agree as follows:

     1. Purchase and Sale of the Units. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing, and the Company agrees to sell and issue to the Purchaser at the Closing, against cash payment, that number of Units set forth below the Purchaser's name on the Signature Page to this Agreement at a purchase price of $0.60 per Unit.

     2. Closing Date; Delivery. The purchase and sale of the Units shall be held at the offices of the Company, 400 Oyster Point Blvd., South San Francisco, California 94080, and may occur at successive closings, the last of which shall be March 31, 2000, or at such other times and places as the parties may agree upon (collectively, the "Closing"). At the Closing, subject to the terms of this Agreement, the Company will deliver to the Purchaser a certificate representing the number of Units to be purchased by the Purchaser from the Company, against payment at the Closing of the cash purchase price.

     3. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Purchaser that:

          (a) Organization and Standing; Articles and Bylaws. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power to own and operate its properties and assets and to carry on it business as presently conducted and as proposed to be conducted. The Company is qualified or licensed as a foreign corporation in all jurisdictions where the nature of its activities or of its properties owned or leased makes such qualification or licensing necessary.

          (b) Corporate Power. The Company has now all requisite legal and corporate power to enter into this Agreement, to sell the Securities hereunder, and to carry out and perform its obligations under the terms of this Agreement.


          (c) Capitalization. The authorized capital stock of the Company consists of 10,000,000 Preferred Shares, $0.001 par value, none of which are outstanding, and 50,000,000 Common Shares, $0.001 par value, of which 9,748,200 are issued and outstanding. The issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable. There are currently 930,000 outstanding warrants to purchase Common Stock. There are no other outstanding rights, options, warrants, conversion rights, or agreements for the purchase or acquisition from the Company of any shares of its capital stock other than 2,100,000 shares of Common Stock reserved under the Company's option plan.

          (d) Authorization.

               (i) All corporate action on the part of the Company, its officers, directors, and stockholders necessary for the sale and issuance of the Securities pursuant hereto and the performance of the Company's obligations hereunder, has been taken or will be taken prior to the Closing. This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies.

               (ii)  The   Securities,   when  issued  in  compliance  with  the
provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that such Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein and as may be required by future changes in such laws.

               (iii) No shareholder of the Company has any right of first refusal or any preemptive rights in connection with the issuance of the Securities by the Company.

          (e) Financial Statements. The Company's (a) audited balance sheet for the fiscal years ended September 30, 1999 and 1998 and statements of operations, cash flow, and stockholders' equity for the fiscal years ended September 30, 1997, 1998, and 1999 together with the report by Berg & Company, Certified Public Accountants, thereon and the notes thereto and (b) unaudited balance sheet as of December 31, 1999 and statements of operations, cash flow, and stockholders' equity for the three months ended December 31, 1999 and 1998, and notes thereto, which have been supplied to the Purchaser are true and correct, have been prepared in accordance with generally accepted accounting principles consistently applied (except as disclosed therein and except that interim financial Statements do not contain the footnotes required by generally accepted accounting principles), and fairly present the financial condition of the Company and the results of the operations of the Company as of the respective dates thereof.

          (f) Material Contracts and Commitments. All the material contracts, commitments, agreements, and instruments to which the Company is a party are legal, valid, binding, and in full force and effect in all material respects and enforceable by the Company in accordance with their terms except as limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws of general application affecting enforcement of creditors' rights, and except as limited by application of legal principles affecting the availability of equitable remedies. The Company is not in material default under any of such contracts.


          (g) Compliance with Other Instruments, None Burdensome, etc. The Company is not in violation of any term of its Articles of Incorporation or Bylaws, or in any material respect of any mortgage, indenture, contract, agreement, instrument, or, to the best knowledge of the Company, any judgment, decree, order, statute, rule, or regulation applicable to it. The execution, delivery, and performance by the Company of this Agreement, and the issuance and sale of the Securities pursuant hereto, will not result in any such violation or be in conflict with or constitute a default under any such term, or cause the acceleration of maturity of any loan or material obligation to which the Company is a party or by which it is bound or with respect to which it is an obligor or guarantor, or result in the creation or imposition of any material lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or, to the best knowledge of the Company after due inquiry, give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the material properties, assets, business or agreements of the Company. To the best knowledge of the Company after due inquiry, no such term or condition materially adversely affects or in the future (so far as can reasonably be foreseen by the Company at the date of this Agreement) may materially adversely affect the business, property, prospects, condition, affairs, or operations of the Company.

          (h) Litigation, etc. There are no actions, proceedings or investigations pending (or, to the best of the Company's knowledge, any basis therefor or threat thereof), which, either in any case or in the aggregate, might result in any adverse change in the business, prospects, conditions, affairs, or operations of the Company or in any of its properties or assets, or in any impairment of the right or ability of the Company to carry on its business as proposed to be conducted, or in any material liability on the part of the Company, or which question the validity of this Agreement or any action taken or to be taken in connection herewith.

          (i) Governmental Consent, etc. No consent, approval, or authorization of, or designation, declaration, or filing with, any governmental unit is required on the part of the Company in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby (except exemption notice filings under the Blue Sky securities laws of those states in which offers or sales may be made in connection with this Offering, which filings have been or will be timely made so as to comply with such laws).

          (j) Offering. The offer, sale and issuance of the Securities in conformity with the terms of this Agreement will not violate the Securities Act of 1933 or any applicable state Blue Sky law.

          (k) Insurance. The Company has in full force and effect fire, casualty and other insurance policies, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

          (l) Intellectual Property, etc. To the best of its knowledge, the Company has sufficient title and ownership of all franchises, permits, licenses trademarks, trademark rights, copyrights, service marks, trade names, trade secrets, know-how information, proprietary rights and processes, and other similar authority necessary for the conduct of its business as now conducted and as proposed to be conduced by it (collectively, the "Intellectual Property"). The Company is not in violation of, nor will the transaction contemplated by this Agreement cause a violation of the terms of any franchises, permits or licenses to which it is a party. There is neither pending, nor to the Company's knowledge, threatened, any claim or litigation against the Company contesting the validity or right to use any of the Intellectual Property. To the Company's knowledge, no person, corporation or other entity is materially infringing the Intellectual Property. To the Company's knowledge, it is not currently using the confidential information or trade secrets of any person, or a grant of a license or other right to use such information or trade secrets, without the consent of such other person or entity.

          (m) Title to and Condition of Properties. The Company has good and marketable title to all its tangible and intangible property and assets, including those reflected in the Financial Statements (except such property or assets as have since December 31, 1999 been sold or otherwise disposed of in the ordinary course of business), and such property and assets are subject to no mortgage or security interests, conditional sales contract, charge, lien or encumbrance (except (i) as disclosed in the Financial Statements and (ii) for the lien of current taxes not yet due and payable and such imperfections of title, easements and encumbrances, if any, as are not substantial in character, amount or extent and do not materially detract from the value of, or interfere with the present use of the properties subject thereto or affected thereby, or otherwise materially impair the business operations of the Company), and subsequent to December 31, 1999 the Company has not sold or disposed of any of its property and assets or obligated itself to do so except in the ordinary course of business. Except for such minor defects as are not substantial in character and which do not have a materially adverse effect upon the validity thereof, all material real and personal property leases to which the Company is a party are in good standing, valid and effective, and there is not under any such lease any existing material default or event which with notice or lapse of time or both would constitute a material default and in respect of which the Company has not taken reasonable steps to prevent such a default from occurring.


          (n) Taxes. Prior to the date of this Agreement, the Company has filed all tax returns that are required to have been filed with appropriate federal, state, county and local governmental agencies or instrumentalities and paid the
taxes   thereon.

          (o)   The    Units,    the    Common    Stock   and   the    Warrants:

               (i) are free and clear of any security interests, liens, claims, or other encumbrances;

               (ii) have been duly and validly authorized and issued and are, and on the Closing Date will be, fully paid and non-assessable;

               (iii) will not have been, individually and collectively, issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

               (iv) will not subject the holders thereof to personal liability by reason of being such holders.

     4.   Representations  and  Warranties  of  the  Purchaser.   The  Purchaser
represents  and  warrants to, and agrees  with,  the Company as follows:

          (a) No consent, approval, authorization, or order of any court, governmental agency or body, or arbitrator having jurisdiction over the Purchaser is required for execution of this Agreement, including, without limitation, the purchase of the Securities, or the performance of the Purchaser's obligations hereunder.

          (b) The Purchaser understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities.

          (c) The Company has given the Purchaser the opportunity to have answered all of the Purchaser's questions concerning the Company and its business and has made available to the Purchaser all information requested by the Purchaser which is reasonably necessary to verify the accuracy of other information furnished by the Company. The Purchaser has received and evaluated all information about the Company and its business which the Purchaser deems necessary to formulate an investment decision and does not desire any further information.

          (d) The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions or non-application from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions or non-applications and the suitability of the Purchaser to acquire the Securities.


          (e) The Purchaser is aware that the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) and Regulation D thereof, and that they must be held by the Purchaser for an indeterminate period and the Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from registration.

          (f) Each instrument representing the Securities may be endorsed with the following legends:

               (i) THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

               (ii) Any other legend required by California or other state securities laws.

     The Company need not register a transfer of legended Securities and may instruct its transfer agent not to register the transfer of the Securities, unless one of the conditions specified in the foregoing legends is satisfied.


          (g) Any legend endorsed on an instrument pursuant to Section 4(f) hereof and the stop transfer instructions with respect to such Securities shall be removed, and the Company shall issue an instrument without such legend to the holder of such Securities if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder provides the Company with an opinion of counsel for such holder of the Securities, reasonably satisfactory to the Company, to the effect that a public sale, transfer or assignment of such Securities may be made without registration.

          (h) The Purchaser is either (A) acquiring the Units for the Purchaser's own account; or (B) for the account of another for which the Purchaser acts as a fiduciary, in which case the Purchaser will so advise the Company. If acting as a fiduciary, the Purchaser makes the representations, warranties, and covenants as set forth herein on its own behalf and as agent for and on behalf of such other party. The Purchaser is acquiring the Units for investment and without any present intention to engage in a distribution thereof.

          (i) The Purchaser has the knowledge and experience in financial and business matters to evaluate the merits and risks of the proposed investment.


          (j) The Purchaser is an "Accredited Investor" as that term is defined under Rule 501 adopted pursuant to the Securities Act. "Accredited Investors" are defined in Rule 501 to include among others: (A) Various specified institutional investors (such as banks, savings and loan associations, licensed brokers or dealers, insurance companies, investment companies, small business investment companies, employee benefit plans having assets in excess of $5,000,000, and self-directed plans having investment decisions made solely by persons that are Accredited Investors); (B) Any entity with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered; (C) Any person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level this year; (D) Any person whose individual net worth (or joint net worth with the person's spouse) at the time of purchase exceeds $1,000,000; (E) Directors and executive officers of the Company; (F) Trusts with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person prescribed in Rule 506(b)(2)(ii); and (G) Any entity in which all the equity owners are deemed accredited.

     5. Conditions Precedent to the Purchaser's Obligations. The obligations of the Purchaser hereunder are subject to the performance by the Company of its obligations hereunder and to the satisfaction of the following additional conditions precedent on or before the Closing Date:

          (a) The representations and warranties made by the Company in this Agreement shall, unless waived by the Purchaser, be true and correct as of the date hereof and at the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

          (b) After the date hereof and until the Closing Date, there shall not have occurred:

               (i) any change, or any development involving a prospective change, in either (A) the condition, financial or otherwise, or in the earnings, business or operations, or in or affecting the properties of the Company or (B) the financial or market conditions or circumstances in the United States, in either case which, in the Purchaser's judgment, is material and adverse and makes it impractical or inadvisable to proceed with the offering, sale, or delivery of the Units;

               (ii) an imposition of a new legal or regulatory restriction not in effect on the date hereof, or any change in the interpretation of existing legal or regulatory restrictions, that materially and adversely affects the offering, sale, or delivery of the Units.

     6. Conditions Precedent to the Company's Obligations. The obligations of the Company under this Agreement are subject to the performance by the Purchaser of its obligations hereunder and to the satisfaction of the condition that the representations and warranties made by the Purchaser in this Agreement shall, unless waived by the Company, be true and correct at the Closing Date, with the same force and effect as if they had been made on, and as of, the Closing Date.


     7. Survival of the Representations, Warranties, etc. The respective agreements, representations, warranties, indemnities, and other statements made by or on behalf of the Company and the Purchaser pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the other party to this Agreement or any officer, director, or employee of, or person controlling or under common control with, such party, and will survive delivery of any payment of the Units.

     8.  Miscellaneous.

          (a) This Agreement may be executed in one or more counterparts and it is not necessary that signature of all parties appear on the same counterpart, but such counterparts together shall constitute one and the same agreement.

          (b) All notices under this Agreement shall be given in writing, by registered or certified mail, postage prepaid, addressed to the Company at 400 Oyster Point Blvd., South San Francisco, California 94080 and to the Purchaser at the addresses set forth opposite his or her name below or at such other address as may be designated in writing by the parties to one another. Any notice addressed or mailed as specified herein shall be deemed to have been given three days after such notice has been deposited in the United States mails.

          (c) This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors, and no other person shall have any right or obligation hereunder.

          (d) This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

          (e) The headings of the sections of this document have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement, all as of March __, 2000.

                                COMPANY:

                                ACCUIMAGE DIAGNOSTICS CORP.




                                By:
                                   ---------------------------------------
                                   Robert Taylor, Chief Executive Officer


                                PURCHASER:

                                -------------------------------------------


                                -------------------------------------------
                                 Name of Purchaser [type or print]


                                -------------------------------------------
                                 Street Address


                                -------------------------------------------
                                 City, State and ZIP Code


                                 Amount of Investment: $
                                                        -------------------

                                 Units Purchased:
                                                 --------------------------